Exhibit 10.9a

                                 FIRST AMENDMENT
                                     TO THE
                      PSS WORLD MEDICAL, INC. SAVINGS PLAN


     This First Amendment to the PSS World Medical, Inc. Savings Plan is adopted by PSS World Medical, Inc. (the "Company") effective as of August 1, 2002.


                              W I T N E S S E T H:

     WHEREAS, the Company has previously adopted the PSS World Medical, Inc. Savings Plan (the "Plan") which has been amended from time to time; and

     WHEREAS, the Company is authorized and empowered to further amend the Plan; and

     WHEREAS, the Company has determined that it is advisable and in the best interests of the participants in the Plan to amend the Plan to provide for revised eligibility requirements, unitized company stock investment fund provisions, a new default investment fund, and to make other desired changes to the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

                                       I.

     Section 1.20 of Article I has been deleted in its entirety and the following is substituted in lieu thereof:

     1.20 "Earnings" attributable to any Pooled Investment Fund shall mean, with respect to a Valuation Period, the aggregate of the unrealized appreciation or depreciation accruing to the Pooled Investment Fund during such a period; and the income earned or the loss sustained by the Pooled Investment Fund during such period, whether from investments or from the sale or exchange of assets. The Earnings attributable to a separate portion of a Segregated Investment Fund credited to a Participant's Account for any Valuation Period shall be determined by multiplying the number of shares of the Segregated Investment Fund credited to the Participant's Account by the difference between the value of each share for the current Valuation Date and the value of each share as of the most recent


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preceding  Valuation  Date.  The  Earnings  attributable  to a loan treated as a separate portion of a Segregated Investment Fund credited to a Participant's Accounts for any Valuation Period shall be determined and allocated to the Participant's Accounts in accordance with standard accounting procedures.

                                       II.

     Section 1.33 of Article I is hereby deleted in its entirety and the number is reserved.

                                      III.

     Section 1.52 of Article I is hereby deleted in its entirety and the number is reserved.

                                       IV.

     Section 5.2 of Article V is hereby deleted in its entirety and the following is substituted in lieu thereof:

     5.2 Eligibility and Participation.

     (a) Thereafter, any Employee of an Employer shall be eligible to become a Participant in the Plan if he has been credited with ninety (90) days of continuous service as an Employee of an Employer or an Affiliate (or, before completing ninety (90) days of continuous service, has completed twelve months of service as an Employee of his Employer or an Affiliate and has been credited with not less than 1,000 Hours of Service during his first twelve months of service or during any Plan Year). Any such eligible Employee shall enter the Plan as a Participant, if he is still an Employee of an Employer, on the first Eligibility Date occurring thereafter. An Employee who has been credited with ninety (90) days of continuous service with an Affiliate (or has completed twelve months of service with the Affiliate and has been credited with 1,000 Hours of Service during his first twelve months of service or during any Plan
Year) prior to becoming an Employee of an Employer shall enter the Plan as a Participant on the date he becomes an Employee of an Employer (or, if later, on the first Eligibility Date following the completion of his age and service requirements).

     (b) For each Employee previously employed by a business acquired by an Employer (directly or through the Employer's purchase of all or substantially all of the assets of the business), the days of employment taken into account,



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for purposes of the ninety (90) day eligibility requirement set forth in section
5.2(a), shall include service with the Employee's predecessor employer if:

               (1) the Employee was employed by the business on the date it was acquired by the Employer; and

               (2) the Employee's predecessor employer employed not less than twenty (20) employees on the date it was acquired by the Employer.

                                       V.

     Section 6.1(d) of Article VI is hereby deleted in its entirety and the following is substituted in lieu thereof:

          (d) Any salary reduction agreement with respect to Elective Contributions shall be executed (or otherwise communicated to the Plan Administrator in a manner selected by the Administrator) and in effect prior to the date selected by the Administrator for the first pay period to which it applies. Any initial salary reduction agreement shall be made effective as soon as practicable during the month to which it first applies. Any salary reduction agreement may be revised by the Participant monthly with the approval of, and as of such date as determined by, the Administrator (or as of any additional dates selected by the Administrator), for pay periods beginning after the date such revision is executed and made effective. The Plan Administrator may accept salary reduction agreements with respect to (or to the extent applicable to) bonuses payable to the Participant.

                                       VI.

     The first paragraph of section 6.2 of Article VI (preceding section 6.2(a)) is hereby deleted in its entirety and the following is substituted in lieu thereof:

     6.2 Additional Elective Deferral Contributions. Each Employer shall contribute to the Trust, on behalf of each eligible Participant, an Additional Elective Deferral Contribution as specified in a salary reduction agreement (if any) between the Participant and such Employer under which the Participant elects, pursuant to the terms of this Plan, to reduce the Compensation otherwise payable to him by a contribution amount allocable to his Elective Contributions Account. The Plan Administrator may require the Participant to utilize a single election for purposes of his Elective Contributions and Additional Elective Contributions. No Participant shall be permitted to have an Additional Elective Deferral Contribution made under this Plan for any Plan Year unless he will have attained age 50 before the close of the Plan Year and he has taken all actions necessary to maximize the Elective Contributions allocable to his Elective



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

Contributions Account for the Plan Year pursuant to section 6.1. No Participant shall be permitted to have Additional Elective Deferral Contributions made under this Plan in excess of the lesser of

                                      VII.

     Section 7.2(h) of Article VII is hereby deleted in its entirety and the number is reserved.

                                      VIII.

     Sections 7.4(a)(1), (2), and (3) of Article VII are hereby deleted in their entireties and the numbers are reserved.

                                       IX.

     The first sentence of section 7.4(a)(4) of Article VII is hereby modified as follows:

               (4) As of each Valuation Date, any portion of the Participant's Accounts that is invested in a Pooled Investment Fund established under section 11.2 shall be credited or charged, as the case may be, with a share of the Earnings of such Pooled Investment Fund for the Valuation Period ending with such current Valuation Date.

                                       X.

     Section 7.4(a)(5) of Article VII is hereby deleted in its entirety and the following is substituted in lieu thereof:

               (5) As of each Valuation Date, the portion of the Participant's Accounts that is invested in each Segregated Investment Fund established under section 11.2 shall be credited or charged, as the case may be, with the Earnings attributable to the Participant's investment in such Segregated Investment Fund for the Valuation Period ending with such current Valuation Date.

                                       XI.

     Section 9.2(a) of Article IX is hereby deleted in its entirety and the following is substituted in lieu thereof:

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

          (a) The benefits payable under sections 8.1, 8.2, 8.3 and 8.4 shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries), to the extent possible, in cash or in units of Employer Securities (except that no fractional shares shall be issued and the value of any fractional shares to which a Participant would otherwise be entitled shall be paid in cash), as elected by the Participant (or his beneficiary or beneficiaries). If the Participant elects to receive all or any portion of the vested balance in his Accounts in units of Employer Securities, then, during the sixty (60) day period immediately preceding the proposed distribution date of the benefit which the Participant is entitled to receive under the Plan, the Trustee, to the extent possible, shall apply (net of any brokerage commissions) such portion of the Participant's Accounts to the purchase of the maximum number of whole units of Employer Securities at their then Fair Market Value. If the Trustee is unable to apply any elected portion of the balance of such Accounts to the purchase of whole units of Employer Securities within the said sixty (60) day period, such elected portion shall be paid in cash.

                                      XII.

     Section 11.1 of Article XI is hereby deleted in its entirety and the following is substituted in lieu thereof:

     11.1 Participant Directed Investments. Each Participant shall direct the Trustee to invest his Accounts as provided by sections 11.1 through 11.6. Each Participant, whose Accounts were partially invested, prior to April 1, 2002, at the direction of the "company stock fund trustee" (as defined by the terms of this Plan prior to this Amendment and Restatement) may elect on or after the Effective Date to invest all or any portion of his Accounts previously invested in the Company Stock Fund at the direction of the "company stock fund trustee" in any investment made available by the Plan. Until a Participant so elects on or after April 1, 2002, he shall be deemed to have elected that his Accounts previously invested in the Company Stock Fund by the "company stock fund trustee" shall remain invested as they were invested prior to the Effective Date.

                                      XIII.

     Section 11.2 of Article XI is hereby deleted in its entirety and the following is substituted in lieu thereof:

     11.2 Investment Funds. Subject to the other requirements of this Article XI, each Participant may invest his Accounts in one or more Funds made available to Participants through shares of one or more investment companies or mutual funds, segregated accounts invested in one or more of savings or notice


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

accounts, deposits in or certificates issued by a bank, insurance, annuity or other investment contracts, or other appropriate investment vehicles. Funds made available to Participants shall include a Company Stock Fund, which shall consist of a portfolio invested primarily in Employer Securities (and the assets of which, to the extent practicable, shall be fully invested in Employer Securities unless and to the extent otherwise required by the Plan
Administrator). Accordingly the Trustee may invest all of the assets of the Employer Securities Fund in Employer Securities. Employer Securities may be purchased or otherwise acquired by the Trustee from any source, including any party that might be a party in interest (within the meaning of Section 3(14) of ERISA) or a disqualified person (within the meaning of Section 4975(e)(2) of the
Code); provided, however, that if Employer Securities are purchased or acquired from such a party in interest or disqualified person, the Trustee shall neither pay more than adequate consideration (within the meaning of Section 3(18) of
ERISA),   nor  pay  any  commission  to  any  person  in  connection  with  such acquisition.

                                      XIV.

     Section 11.4 of Article XI is hereby deleted in its entirety and the following is substituted in lieu thereof:

     11.4 Failure to Designate. If a Participant does not specifically designate the initial investments for all of his Accounts, the Administrator shall not accept his initial salary reduction agreement. Except as set forth in section 11.1, in the event that a Participant is credited with Accounts prior to providing the Trustees with directions for the investment of his Accounts, such Accounts shall be invested in a money market/stable value fund selected by the Plan Administrator.

                                       XV.

     Sections 12.3(a) and (b) of Article XII are hereby deleted in their entireties and the following is substituted in lieu thereof:

          (a) If the Employer has a publicly traded security, as defined in Labor Reg. ss. 2550.404(c)-1(d)(2)(ii)(E)(4)(iii), any voting and other rights with respect to units of Employer Securities (including fractional shares) allocated to any Participant's portion of the Company Stock Fund shall be exercised by the Trustee in accordance with instructions received from such Participant.

          (b) In connection with the exercise of the rights set forth in section 12.5(a), the Trustee shall notify each Participant at least thirty (30) days prior to the date upon which such rights are to be exercised; provided, however, that the Trustee shall not be under any obligation to notify the Participants sooner than it receives such information as security holders of record. In the event the notice received by the Trustee


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     makes it  impossible  for the  Trustee to comply  with such thirty (30) day notice requirement, the Trustee shall notify the Participants regarding the exercise of such rights as soon as practicable. The notification shall include all information distributed to the security holders of record by the Employer regarding the exercise of such rights. The Trustee shall be entitled to exercise such rights on the units of Employer Securities allocated to a Participant's portion of the Company Stock Fund only to the extent that it receives direction from such Participant, and if it does not receive direction, it shall not exercise any rights.

          IN WITNESS WHEREOF, this First Amendment has been executed this 21st day of August 2002, and is effective as of the date set forth hereinabove.


                                          PSS WORLD MEDICAL, INC.

         (Corporate Seal)

                                          By:  /s/ David D. Klarner
                                          ---------------------------
                                                   David D. Klarner
                                          Its:     Vice President